Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          RIVERVIEW BANCORP, INC.
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            (Name of Registrant as Specified in Its Charter)

                          RIVERVIEW BANCORP, INC.
------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

 RIVERVIEW BANCORP, INC.      [LOGO]

  ADMINISTRATIVE OFFICE
 700 N.E. Fourth Avenue
          P.O. Box 1068
Camas, Washington 98617
   Phone (360) 834-2231
     Fax (360) 817-9178


                          June 5, 1998


Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Riverview Bancorp, Inc. The meeting will be held at the Pearson Air Museum, 1115 E. 5th, Vancouver, Washington, on Thursday, July 23, 1998 at 10:00 a.m., local time.

     The Notice of First Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                             Sincerely,

                             /s/ Pat Sheaffer

                             Patrick Sheaffer
                             Chairman and Chief Executive Officer

                          RIVERVIEW BANCORP, INC.
                          700 N.E. Fourth Avenue
                          Camas, Washington 98607
                              (360) 834-2231

------------------------------------------------------------------------------
              NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On July 23, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders of Riverview Bancorp, Inc. ("Company") will be held at the Pearson Air Museum, 1115 E. 5th, Vancouver, Washington, on Thursday, July 23, 1998, at 10:00 a.m., local time, for the following purposes:

     1.   To elect seven directors of the Company;

     2. To consider and vote upon a proposal to adopt the Riverview Bancorp, Inc. 1998 Stock Option Plan;

     3. To consider and vote upon a proposal to adopt the Riverview Bancorp, Inc. Management Recognition and Development Plan; and

     4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 26, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Phyllis Kreibich

                                       PHYLLIS KREIBICH
                                       CORPORATE SECRETARY

Camas, Washington
June 5, 1998

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

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                             PROXY STATEMENT
                                   OF
                          RIVERVIEW BANCORP, INC.
                          700 N.E. Fourth Avenue
                          Camas, Washington 98607
                              (360) 834-2231

------------------------------------------------------------------------------
                    FIRST ANNUAL MEETING OF STOCKHOLDERS
                              July 23, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Riverview Bancorp, Inc. ("Company") to be used at the First Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Riverview Savings Bank, FSB ("Savings Bank"). The Meeting will be held at the Pearson Air Museum, 1115 E. 5th, Vancouver, Washington, on Thursday, July 23, 1998, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about June 5, 1998.

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                       VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Stockholders of record at the close of business on May 26, 1998 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of business on the Voting Record Date, the Company had 6,154,326 shares of Common Stock issued and outstanding.

     Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Riverview Bancorp, Inc. 1998 Stock Option Plan, and FOR adoption of the Riverview Bancorp, Inc. Management Recognition and Development Plan. If a stockholder attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Riverview Savings Bank, FSB Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Vote Required. The seven directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast.

     With respect to the other proposals to be voted upon at the Meeting, stockholders may vote for or against a proposal or may abstain from voting. Adoption of the 1998 Stock Option Plan and the Management Recognition and Development Plan will each require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote. Abstentions and broker non-votes, therefore, will have no effect on the outcome of each of these proposals.

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        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock at the close of business on the Voting Record Date.

     The following table also sets forth, at the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each executive officer named in the Summary Compensation Table found below ("named executive officers") and (c) all executive officers and directors of the Company as a group.

                                           Number of Shares     Percent of
                                           Beneficially         Shares
Name                                       Owned (1)            Outstanding
----                                       ---------            -----------

Beneficial Owners of More Than 5%

Riverview Savings Bank, FSB                 470,255                 7.6%
Employee Stock Ownership Plan Trust

Westport Asset Management, Inc.(2)          387,280                 6.3
253 Riverside Avenue
Westport, Connecticut 06880

Directors

Roger Malfait                               70,113                  1.1
Gary R. Douglass                            25,749                    *
Dale E. Scarbrough                          50,113                    *
Robert K. Leick                             15,435                    *
Paul L. Runyan                             103,982                  1.7

Named Executive Officers

Patrick Sheaffer**                         188,490                  3.0
Ron Wysaske**                              102,376                  1.7
Michael C. Yount                            56,412                    *
Karen Nelson                                41,253                    *

                                           Number of Shares     Percent of
                                           Beneficially         Shares
Name                                       Owned (1)            Outstanding
----                                       ---------            -----------

All Executive Officers and
Directors as a Group
(10 persons)                                662,379                10.5

----------------
*   Less than 1 percent of shares outstanding.
**  Mr. Sheaffer and Mr. Wysaske are also directors of the Company.

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown include the following amounts of Common Stock which the following individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the existing Company's existing stock option plan: Mr. Sheaffer, 52,576 shares; Mr. Wysaske, 41,327 shares; Mr. Malfait, 9,782 shares; Mr. Douglass, 2,329 shares; Mr. Scarbrough, 9,782 shares; Mr. Leick, 9,782 shares; Mr. Runyan, 4,063 shares; Mr. Yount, 21,790 shares; Ms. Nelson, 10,275 shares; and all executive officers and directors of the Company as a group, 164,698 shares.
(2) Based solely on a SEC Schedule 13G, dated February 19, 1998, that discloses sole voting and dispositive power as to 3,800 shares and shared voting and dispositive power as to the remainder.

------------------------------------------------------------------------------
                    PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The seven members of the Board are the initial directors of the Company, each of whose term as initial director expires at the Meeting in accordance with Washington law. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Seven directors, whose names appear in the following table, will be elected at the Meeting to serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of all nominees set forth in the following table.

     The following table sets forth certain information regarding the nominees for election at the Meeting.

                   Year First
                   Elected        Term to
    Name           Age(1)         Director(2)      Expire(3)
    ----           ------         -----------      ---------

                          BOARD NOMINEES

Patrick Sheaffer    58             1979             1999
Roger Malfait       68             1973             1999
Robert K. Leick     62             1972             2000
Gary R. Douglass    56             1994             2000
Dale E. Scarbrough  70             1972             2000
Paul L. Runyan      63             1979             2001
Ron Wysaske         46             1985             2001
------------------
(1) As of March 31, 1998.
(2) Includes prior service on the Board of Directors of the Savings Bank.
(3) Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Patrick Sheaffer joined the Savings Bank in 1965 and has served as President and Chief Executive Officer since 1976. He became Chairman of the Board in March 1993. He is responsible for the daily operations and the management of the Savings Bank. Mr. Sheaffer is active in numerous professional and civic organizations. Mr. Sheaffer is a founding director of Epitope Biotech Company, a Nasdaq-listed company located in Portland, Oregon.

     Roger Malfait is a semi-retired real estate developer and cattle rancher.

     Robert K. Leick, an attorney in private practice, was a prosecuting attorney with Skamania County, Washington, from 1967 to 1997. He is an active member of numerous community and civic organizations, including the Skamania County Historical Society, Skamania County Chamber of Commerce, Skamania County Economic Development Council and the American Legion.

     Gary R. Douglass, a certified public accountant, is a principal with Douglass & Paulson, P.C., Camas, Washington.

     Dale E. Scarbrough is the retired Chief Financial Officer for the City of Camas, Washington. He is a member of the American Legion and numerous professional financial organizations.

     Paul L. Runyan owns and operates Runyan's Jewelry Store in White Salmon, Washington. He is an active member of numerous civic and community organizations, including the White Salmon Elks, Camas Moose Lodge, Camas Lions Club and the Stevenson Eagles.

     Ron Wysaske joined the Savings Bank in 1976. Before joining the Savings Bank, he was an audit and tax accountant at Price Waterhouse & Co. He became Executive Vice President, Treasurer and Chief Financial Officer in 1981. He is responsible for administering all finance, accounting and treasury functions at the Savings Bank. He is a member of several professional organizations, including the American Institute of Certified Public Accountants and the Financial Managers Society. Mr. Wysaske is a licensed certified public accountant in the State of Washington.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 1998, the Board of Directors of the Company held one meeting in connection with its initial organization and four subsequent meetings, and the Board of Directors of the Savings Bank held 13 regular meetings and three special meetings. Except for Roger Malfait, who did not attend any of the meetings of the Company or the Savings Bank because of health problems, no director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Committees of the Company's Board. The Company's Board of Directors has standing Audit and Nominating Committees. There is no Executive Committee of the Company's Board of Directors.

     The Audit Committee consists of Directors Scarbrough (Chairman), Douglass and Runyan. It is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and any related matters. The members of the committee also receive and review all the reports and findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met twice during the fiscal year ended March 31, 1998.

     The full Board of Directors of the Company acts as the Nominating Committee to submit nominations for the annual election of directors. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended March 31, 1998.

     Committees of the Savings Bank's Board. The Company has standing Executive, Audit, Nominating and Personnel/Compensation Committees, among others.

     The Executive Committee, which consists of Directors Runyan, Leick and Sheaffer (Chairman), meets as necessary in between meetings of the full Board of Directors. The Executive Committee met 13 times during the fiscal year ended March 31, 1998.

     The Audit Committee consists of Directors Scarbrough (Chairman), Douglass and Runyan. It is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and any related matters. The members of the committee also receive and review all the reports and findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met three times during the fiscal year ended March 31, 1998.

     The Nominating Committee consists of Directors Malfait (Chairman), Douglass and Scarbrough. This Committee submits nominations for the annual election of directors. The Nominating Committee met once during the fiscal year ended March 31, 1998.

     The Personnel/Compensation Committee consists of Director Runyan (Chairman), Douglass and Scarbrough. This Committee determines annual grade and salary levels for employees and establishes personnel policies. The Personnel/Compensation Committee met five times during the fiscal year ended March 31, 1998.



------------------------------------------------------------------------------
                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors receive an annual retainer of $4,600 and a monthly fee of $320 provided that they attend all meetings held during the month. Directors also receive $200 for each committee meeting attended, except no fees are paid for service on the Executive Committee. Director and committee fees totaled $73,000 for the year ended March 31, 1998.

     Directors may elect to defer their monthly fees until retirement with no income tax payable by the director until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Savings Bank in December 1986, and subsequently amended. If the participant's employment is terminated on or after the date he attains age 65 or five years of participation in the Plan ("Normal Retirement Date"), the Company shall pay the participant or his designated beneficiaries in annual or monthly installments over a period of 120 months, an amount equal to the balance in the participant's account immediately before the date on which benefits commence, plus interest on the unpaid balance. Participants may also choose two optional forms of benefit payments: (i) a lump-sum payment within five years of the Normal Retirement Date or (ii) an annuity over the life of the participant, or a joint survivor annuity over the lives of the participant and the participant's spouse. Benefits are also payable upon disability, early retirement, termination of service or death. The Company pays annual interest on assets under the plans based on a formula relating to gross revenues, which amounted to 7.9% for the year ended March 31, 1998. The estimated liability under the plan is accrued as earned by the participant.
At March 31, 1998, the Company's aggregate liability under the plans was $772,000.

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                         EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Company and for the executive officers of the Company who received salary and bonus in excess of $100,000 for the year ended March 31, 1998. No other executive officers of the Company or its subsidiaries received salary and bonus in excess of $100,000 during the year ended March 31, 1998.

                                                          Long-Term
                                                         Compensation
                              Annual Compensation          Awards
                          ---------------------------   --------------
                                                        Re-
                                             Other      strict-        All
                                             Annual     ed     Under-  Other
                                             Compen-    Stock  lying   Compen-
Name and                                     sation     Awards Options sation
Position             Year Salary($) Bonus($) ($)(1)     ($)    (#)     ($)(3)
--------             ---- --------- -------- ------     -----  -----   ------
Patrick Sheaffer     1998 $132,884  $63,732  $   --       ---    ---  $40,346
Chairman and Chief   1997  128,902   56,720      --       ---    ---   19,364
Executive Officer    1996  124,246   27,772      --       ---    ---   20,875

Ron Wysaske          1998   95,149   39,192      --       ---    ---   33,823
Executive Vice       1997   91,615   36,677      --       ---    ---   16,446
President            1996   88,818   23,328      --       ---    ---   15,560

Michael C. Yount     1998   84,972   29,140      --       ---    ---   28,771
Senior Vice          1997   81,528   27,384      --       ---    ---   13,934
President            1996   77,259   19,332      --       ---    ---   13,333

Karen Nelson         1998   76,947   28,148      --        ---   ---   26,499
Vice President of    1997   73,599   21,884      --       ---    ---   12,091
Lending              1996   65,688   14,011      --       ---    ---   11,273
----------------
(1) Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) Amounts for 1998 include: Mr. Sheaffer, ESOP contribution of $38,096 and employer 401(k) matching contribution of $2,250; for Mr. Wysaske, ESOP contribution of $31,808 and employer 401(k) matching contribution of $2,015; for Mr. Yount, ESOP contribution of $27,060 and employer 401(k) matching contributions of $1,712; and for Ms. Nelson, ESOP contribution of $24,923 and employer 401(k) matching contribution of $1,576.

     Option Grants. No options were granted to any of the named executive officers during the fiscal year ended March 31, 1998.

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1998, and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.
                                                             Value of
                                             Number          Unexercised
                                           of Securities     In-the-
                                            Underlying       Money Options
                                            Unexercised      at Fiscal
                    Shares Ac-                Options        Year End($)(1)
                    quired on Value       -----------------  ----------------
                    Exercise  Realized    Exer-     Unexer-  Exer-   Unexer-
Name                (#)       ($)         cisable   cisable  cisable cisable
----                --------  --------    -------   -------  ------- -------

Patrick Sheaffer        --        $--     52,576     --     $742,286   $ --
Ron Wysaske             --         --     41,327     --      583,472     --
Michael C. Yount    10,000    134,925     21,790     --      307,641     --
Karen Nelson        11,000    149,105     10,275     --      145,065     --

---------------
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 1998, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

     Employment Agreements. The Company and the Savings Bank (collectively, the "Employers") have entered into three-year employment agreements ("Employment Agreements") with Messrs. Sheaffer and Wysaske (individually, the "Executive").

     Under the Employment Agreements, the current salary levels for Messrs. Sheaffer and Wysaske are $132,884 and $95,149, respectively, which amounts will be paid by the Savings Bank and may be increased at the discretion of the Board of Directors of the Savings Bank or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Employers at any time, by the Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an Executive's employment is terminated without cause or upon the Executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Savings Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The Employment Agreements also provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The maximum value of the severance benefits under the Employment Agreements is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The Employment Agreements provide that the value of the maximum benefit may be distributed, at the Executive's election, (i) in the form of a lump sum cash payment equal to 2.99 times the Executive's base amount or (ii) a combination of a cash payment and continued coverage under the Employers' health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the Executive's base amount. Assuming that a change in control had occurred at March 31, 1998 and that each Executive elected to receive a lump sum cash payment, Messrs. Sheaffer and Wysaske would be entitled to payments of approximately $397,000 and $284,000, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The Employment Agreements restrict each Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if an Executive voluntarily terminates employment, except in the event of a change in control.

     Severance Agreements. The Company and the Savings Bank have entered into severance agreements with Mr. Yount and Ms. Nelson. The severance agreements provide for severance payments and continuation of other employee benefits in the event of involuntary termination of employment in connection with any change in control of the Employers in the same manner as provided for in the employment agreements. Severance payments and benefits are also provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an officer is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

     The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     Assuming that a change in control had occurred at March 31, 1998, and excluding any other benefits due under the severance agreements, the aggregate value of the severance benefits payable to Mr. Yount and Ms. Nelson would have been approximately $484,000.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee.   Under rules established by the
SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of Riverview Savings Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Savings Bank.

     General. The Savings Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Savings Bank while the Chief Executive Officer of the Savings Bank evaluates the performance of other senior officers of the Savings Bank and makes recommendations to the Committee regarding compensation levels.

     Compensation Policies.   The executive compensation policies of the
Savings Bank are designed to establish an appropriate relationship between executive pay and the Company's and Savings Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Savings Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

     -- To attract and retain key executives who are vital to the long-term success of the Company and the Savings Bank and are of the highest caliber;

     -- To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Savings Bank's level of performance;

     -- To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

     -- To integrate the compensation program with the Company's and the Savings Bank's annual and long-term strategic planning and performance measurement processes.

     The Committee consider a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) the performance of the Company and the Savings Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibili-ties assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Savings Bank during the year.

     Base Salary. The Savings Bank's current compensation plan involves a combination of salary, salary-at-risk cash bonuses to reward short-term performance, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in Washington State, the Pacific Northwest and the United States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the Washington State Financial Industry Survey prepared by Milliman & Robertson, Inc. (actuaries and consultants) covering 104 Washington financial organizations, and the America's Community Banker's Survey of salaries which covers over 500 financial institutions nationwide.

     Salary-at-Risk Bonus Program. A short-term incentive salary-at-risk bonus plan is in effect for the senior officers of the Savings Bank which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 40% of salary for the Chief Executive Officer, 35% of salary for the Executive Vice President, and up to 30% of salary for the Senior Vice President, vice presidents, and certain other officers. In limited circumstances, salary-at-ri sk bonuses may be payable at higher levels based on exceptional performance in excess of established targets. The salary-at-risk performance bonus is based primarily on quantifiable data such as return on equity, deposit totals, loan production, and levels of operating expenses compared to revenues. Subjective evaluation of performance is limited.

     Deferred Compensation. Directors and executive officers who are paid to attend board meetings may elect to defer their monthly fees until retirement, with no income tax payable by the directors or executive officers until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Savings Bank in December 1986, and subsequently amended. Under the plan executive officers may also defer up to 10% of salary and bonuses.

     Long Term Incentive Compensation. In connection with the reorganization of the Savings Bank into the mutual holding company structure in October 1993, the Savings Bank adopted the 1993 Stock Option Plan and the 1993

Management Development and Recognition Plan for executive officers, employees, and non-employee directors of the Savings Bank. These plans were approved by the stockholders of the Savings Bank in 1994 and have been assumed by the Company. Under the plans, non-employee directors, executive officers, and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Savings Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Savings Bank.

     Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 1998, the base salary of Mr. Sheaffer was $132,884. In addition, he received a salary-at-risk performance bonus of $63,732 and was credited with $40, 345 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $236,962, which represents a 15.6% increase from the previous year. Mr. Sheaffer's salary-at-risk performance bonus reflected the attainment of the specific performance criteria for the fiscal year established by the Board in the Company's salary-at-risk performance bonus plan. The Committee believes that Mr. Sheaffer's compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year. Mr. Sheaffer did not participate in the Committee's consideration of his compensation level for the fiscal year.

Compensation Committee of the Board of Directors:

            /s/Paul Runyan, Chairman
            /s/Gary Douglass
            /s/Dale Scarbrough

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and a peer group of the SNL All Thrift Index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 on October 26, 1993, the date on which the common stock of the Savings Bank (the predecessor to the Company's Common Stock) began trading on the Nasdaq Market.

                [Performance Graph is shown here]

                                     Period Ending
                  ----------------------------------------------------------
Index             10/26/93   3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
----------------------------------------------------------------------------
Riverview Bancorp,
 Inc.              100.00    100.00    104.81     160.62    196.31   489.02
S&P 500            100.00     97.18    112.31     148.36    177.62   262.90
SNL Thrift Index   100.00     94.86    110.72     155.36    216.79   362.70

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

------------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to the Association's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Association to its executive officers and directors was approximately $538,000 at March 31, 1998. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF 1998 STOCK OPTION PLAN
------------------------------------------------------------------------------

General

     The Company's Board of Directors adopted the Riverview Bancorp, Inc. 1998 Stock Option Plan ("Plan") on April 15, 1998, subject to approval by the Company's shareholders. The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the materials features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code, and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

     Administration. The Plan is administered by the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Plan and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All officers and employees of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the Plan. In addition, non-employee directors of the Company are eligible to participate in the Plan.

     Number of Shares of Common Stock Available. The Company has reserved 357,075 shares of Common Stock for issuance under the Plan in connection with the exercise of options. Shares of Common Stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

     Stock Option Grants. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

     Under the Plan, the Board may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan. It is anticipated that initial option grants under the Plan will become exercisable in equal installments over a three- to five-year period following the date of grant. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

     Term of the Plan. The Plan will be effective on October 1, 1998 but only if, before that date, the Plan is approved by the shareholders of the Company. By postponing the effective date of the Plan, options granted under the Plan will not be subject to certain restrictions under Office of Thrift Supervision ("OTS") regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend the Plan without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or and NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     The following table sets forth information regarding the number of options anticipated to be granted under the Plan following the effective date of the Plan.

                                    Anticipated Stock
Name and Position                      Option Grant
-----------------                      ------------

Patrick Sheaffer                          38,243
Chairman and Chief Executive Officer

Ron Wysaske                               28,345
Executive Vice President

Michael C. Yount                          25,195
Senior Vice President

Karen Nelson                              22,796
Vice President of Lending

All executive officers                   132,426
 as a group (five persons)

All non-employee directors                39,992
 as a group (five persons)

     The balance of the options that may be granted under the Plan are expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the 1998 Stock Option Plan attached as Exhibit A.

------------------------------------------------------------------------------
                PROPOSAL III -- RATIFICATION OF MANAGEMENT
                    RECOGNITION AND DEVELOPMENT PLAN
------------------------------------------------------------------------------
General

     Subject to approval by the Company's shareholders, the Board of Directors of the Company adopted the Riverview Bancorp, Inc. Management Recognition and Development Plan ("MRDP") on April 15, 1998 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries.

     The objective of the MRDP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the company believes that the MRDP will provide an important retention incentive for key personnel.

     The following summary is a brief description of the materials features of the MRDP. This summary is qualified in its entirety by reference to the MRDP, a copy of which is attached as Exhibit B.

Summary of the MRDP

     Type of Stock Awards. The MRDP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRDP or as determined by the Company's Board of Directors.

     Administration. The MRDP is administered by the Board. Subject to the terms of the MRDP and resolutions of the Board, the Board interprets the MRDP and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

     Participants. All officers and employees of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the MRDP. In addition, non-employee directors of the Company are eligible to participate in the MRDP.

     Number of Shares of Common Stock Available. The Company has reserved 142,830 shares of Common Stock for issuance under the MRDP in the form of restricted stock. Shares of Common Stock to be issued under the MRDP may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the MRDP.

     Restricted Stock Awards. Awards under the MRDP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the MRDP will vest in equal installments over a five-year period beginning on the first anniversary of the date of grant. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the period over which the shares vest. If a recipient terminates employment or service with the Company or its subsidiaries for reasons other than death or disability, the recipient forfeits all rights to shares under restriction. If such termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting and other shareholder rights with respect to the shares while restricted. Dividends paid during the period of restriction will, at the Board's discretion, be distributed to the recipient when paid or held in escrow for the benefit of the recipient until the shares to which the dividends relate are vested.

     Effect of a Change in Control. In the event of a change in control (as defined in the MRDP) of the Company, each outstanding award under the MRDP will become fully vested.

     Term of the MRDP. The MRDP will be effective on October 1, 1998 but only if, before that date, the MRDP is approved by the shareholders of the Company. By postponing the effective date of the MRDP, awards under the MRDP will not be subject to certain restrictions under OTS regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The MRDP will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

     Amendment of the MRDP. The MRDP allows the Board to amend the MRDP without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the MRDP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     A participant who has been awarded restricted stock under the MRDP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

     The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP following its effective date.

                                 Anticipated Restricted
Name and Position                      Stock Grant
-----------------                      -----------

Patrick Sheaffer                         32,493
Chairman and Chief Executive Officer

Ron Wysaske                               24,395
Executive Vice President

Michael C. Yount                          20,996
Senior Vice President

Karen Nelson                              20,696
Vice President of Lending

All executive officers                    99,980
as a group (five persons)

All non-employee directors                42,850
 as a group (five persons)

     The balance of the shares that may be issued pursuant to the MRDP is expected to be allocated in the future to current and prospective non-employee directors, officers and employees.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

------------------------------------------------------------------------------
                                 AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending March 31, 1999. A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                               OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation. The Company also has retained Regan & Associates, Inc., New York, New York, to assist in soliciting proxies for a fee of $4,000, plus reimbursable expenses not to exceed $2,000.

     The Company's Annual Report to Stockholders, which includes the Company's Annual Report on From 10-K as filed with the SEC, has been mailed to stockholders as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                          STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 700 N.E. Fourth Street, Camas, Washington, no later than February 5, 1999. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation generally provides that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of stockholders; provided, however, that if less than thirty-one days' notice of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Phyllis Kreibich

                        PHYLLIS KREIBICH
                        CORPORATE SECRETARY

Camas, Washington
June 5, 1998

                         RIVERVIEW BANCORP, INC.                   EXHIBIT A
                         1998 STOCK OPTION PLAN

     SECTION 1.     PURPOSE

     The Riverview Bancorp, Inc. 1998 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Riverview Bancorp, Inc. and its shareholders by providing directors, officers and employees of the Corporation and its subsidiaries with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     CORPORATION means Riverview Bancorp, Inc., a Washington corporation.

     DIRECTOR shall mean a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

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     (b)  If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means a Director or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this Riverview Bancorp, Inc. 1998 Stock Option Plan.

     STOCK means the common stock, $0.01 par value, of the Corporation.

     TERMINATION FOR CAUSE shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

     SECTION 3.     ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     SECTION 4.     ELIGIBILITY AND PARTICIPATION.

     Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

                                       A-2
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     SECTION 5.     SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 357,075, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grants under Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this
Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.     NON-QUALIFIED STOCK OPTIONS

     The Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board, upon the termination of a Participant's employment (or, in the case of a Director, service as a member of the Board) for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as

                                       A-3
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to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one (1) year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two (2) years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.     INCENTIVE STOCK OPTIONS

     The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns (or, under Section 422(d) of the Code, is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Amounts of Options. Subject to Sections 4(b) and (c), Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three (3) months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

                                       A-4
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
     Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one (1) year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.     EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the Participant's consent if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.     GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all then outstanding Options shall become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation is merged into or consolidated with another corporation, if the Corporation becomes a subsidiary of another corporation or if the Corporation sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 9(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

     (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and

                                       A-5
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unless indemnified to its satisfaction against any liability for any such tax.
The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may also be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Board. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective on October 1, 1998 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

                                       A-6
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     (i)  To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Washington other than the conflict of laws provisions of such laws.

                         *      *      *

Adopted by the Board of Directors of Riverview Bancorp, Inc. on April 15,
1998.

                                       A-7
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
                          RIVERVIEW BANCORP, INC.                 EXHIBIT B
                MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

     SECTION 1.     PURPOSE AND ADOPTION OF THE PLAN

     (a) PURPOSE. The purpose of the Riverview Bancorp, Inc. Management Recognition and Development Plan ("Plan") is to assist the Corporation and its subsidiaries in attracting, retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

     (b) ADOPTION AND EFFECTIVE DATE. The Plan shall be effective on October 1, 1998 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such a matter shall be cast in favor of its approval.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Section 5 of the Plan.

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the common stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     CORPORATION means Riverview Bancorp, Inc., a Washington corporation, and its successors.

     DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Section 5.

     DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

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     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1(b).

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     FAIR MARKET VALUE  shall be determined as follows:

     (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     PARTICIPANT means any person selected by the Board, pursuant to Section 3(b), to participate under the Plan.

     PLAN means this Riverview Bancorp, Inc. Management Recognition and Development Plan, as the same may be amended from time to time.

     RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Section 5.

     STOCK means the common stock, par value $0.01 per share, of the Corporation.

     SECTION 3.     ADMINISTRATION AND PARTICIPATION

     (a) ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3(b), the persons who will be Participants hereunder, to impose, in accordance with Section 5(a), such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable.

     (b) DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees of the Corporation and its subsidiaries or Directors as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants.

     SECTION 4.     STOCK ISSUABLE UNDER THE PLAN

     (a) NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6(c), the maximum number of shares of Stock available for issuance under the Plan shall be 142,830. The Stock to be offered under the Plan shall be authorized and unissued Stock, Stock which shall have been reacquired by the Corporation and held in its treasury, or Stock held in a trust established by the Corporation for the purpose of funding awards under the Plan with shares acquired on the open market with funds contributed by the Corporation or any subsidiary.

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     (b)  SHARES SUBJECT TO TERMINATED AWARDS.  Shares of Stock forfeited as provided in Section 5(e) may again be issued under the Plan.

     SECTION 5.     RESTRICTED STOCK

     Subject to the terms of this Plan, the Board may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

     (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee. Notwithstanding the foregoing, the Corporation may, in its sole discretion, establish a trust for the purpose of holding Restricted Stock awarded pursuant to this Plan. In the event that a trust is established, the Corporation may elect to hold any or all shares of Stock subject to awards in the name of the trust for the benefit of the Participant and subject to the forfeiture conditions applicable to the award.

     (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5(a). Cash dividends paid with respect to Restricted Stock may, at the Board's discretion, be held by the Corporation in escrow until such time as the Participant vests in such shares or distributed to the Participant during the forfeiture period. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

     (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

     (d) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6(b), the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.


     (e) TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. All Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment (or, in the case of a Director, service) of the Participant with the Corporation and/or its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment (or, in the case of a Director, service) by reason of death or Disability, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse. In addition, upon the effective date of a Change in Control, all forfeiture restrictions imposed on outstanding Restricted Stock awards shall immediately and fully lapse.

     SECTION 6.  MISCELLANEOUS

     (a) LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

     (b) TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (c) ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6(c).

     (d) NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

     (e) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Washington other than the conflict of law provisions of such laws, and shall be construed in accordance therewith.

     (f) CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     (g) SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (x) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (y) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

     (h) LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

     (i)  AMENDMENT AND TERMINATION.

     (A) AMENDMENT. Subject to applicable law and regulations, the Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Corporation to comply with an applicable tax law or regulatory requirement.
No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

     (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                         *      *      *

Adopted by the Board of Directors of Riverview Bancorp, Inc. on April 15,
1998.

                            REVOCABLE PROXY
                         RIVERVIEW BANCORP, INC.
------------------------------------------------------------------------------
                   FIRST ANNUAL MEETING OF STOCKHOLDERS
                             July 23, 1998
------------------------------------------------------------------------------

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Riverview Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Riverview Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the First Annual Meeting of Stockholders, to be held at the Pearson Air Museum, 1115 E. 5th, Vancouver, Washington, on Thursday, July 23, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

                                                                   VOTE
                                                       FOR       WITHHELD
                                                      -----      --------

1.  The election as director of the nominees          [  ]          [  ]
    listed below (except as marked to the
    contrary below).

    Patrick Sheaffer (1-year term)
    Roger Malfait (1-year term)
    Robert K. Leick (2-year term)
    Gary R. Douglass (2-year term)
    Dale E. Scarbrough (2-year term)
    Paul L. Runyan (3-year term)
    Ron Wysaske (3-year term)

    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name on the line below.


                                                      FOR   AGAINST   ABSTAIN

2.  The ratification of the adoption of the          [  ]    [  ]      [  ]
    Riverview Bancorp, Inc. 1998 Stock Option
    Plan.

3.  The ratification of the adoption of the          [  ]    [  ]      [  ]
    Riverview Bancorp, Inc. Management
    Recognition and Development Plan.

4.  In their discretion, upon such other matters     [  ]    [  ]      [  ]
    as may properly come before the meeting.

    The Board of Directors recommends a vote "FOR" the above proposals.

------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
------------------------------------------------------------------------------

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of First Annual Meeting of Stockholders, a Proxy Statement for the First Annual Meeting of Stockholders, and the 1998 Annual Report to Stockholders.


Dated:                     , 1998
       --------------------


---------------------------------      ---------------------------------------
PRINT NAME OF SHAREHOLDER              PRINT NAME OF SHAREHOLDER


---------------------------------      ---------------------------------------
SIGNATURE OF SHAREHOLDER               SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.